SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



                                 July 9, 1996
                                 ------------
                                Date of Report





                              TRIBUNE COMPANY
                              ---------------
           (Exact name of registrant as specified in its charter)



                                  Delaware
                                  --------
               (State or other jurisdiction of incorporation)



          1-8572                                         36-1880355
          ------                                         ----------
(Commission File Number)                     (IRS Employer Identification No.)


435 North Michigan Avenue, Chicago, Illinois                       60611
- --------------------------------------------                       -----
  (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code (312) 222-9100

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Item 5.   Other Events
- ----------------------

     On July 1, 1996, Tribune Company (the "Company") entered into an Agreement and Plan of Merger with Renaissance Communications Corp., a publicly traded company owning six television stations. The Agreement and Plan of Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In connection with the Agreement and Plan of Merger, on July 1, 1996, the Company entered into Stockholder Agreements with Warburg, Pincus Capital Company, L.P. and Michael Finkelstein. Such agreements are attached hereto as Exhibit 99.2 and are incorporated herein by reference. In addition, on July 1, 1996, the Company issued a press release announcing the execution of the Agreement and Plan of Merger, which press release is attached hereto as Exhibit 99.3 and incorporated herein by reference. The transaction is subject to regulatory and Renaissance shareholder approval and is expected to be completed in early 1997.


Item 7.   Financial Statements and Exhibits
- -------------------------------------------

(c)  Exhibits

     99.1 Agreement and Plan of Merger, dated as of July 1, 1996, between Tribune Company and Renaissance Communications Corp.

     99.2 Stockholder Agreements, dated as of July 1, 1996, among Tribune Company and Warburg, Pincus Capital Company, L.P. and Michael Finkelstein.

     99.3 Press release issued by Tribune Company dated July 1, 1996.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 TRIBUNE COMPANY




                                 By /s/ R. Mark Mallory
                                    -------------------
                                    R. Mark Mallory
                                    Vice President and Controller


July 9, 1996

                                  EXHIBIT INDEX



Exhibit No.                   Exhibit Description


99.1 Agreement and Plan of Merger, dated as of July 1, 1996, between Tribune Company and Renaissance Communications Corp.

99.2 Stockholder Agreements, dated as of July 1, 1996, among Tribune Company and Warburg, Pincus, Capital Company, L.P. and Michael Finkelstein.

99.3    Press release issued by Tribune Company dated July 1, 1996.